Exhibit A (xxii)

SUNAMERICA FOCUSED SERIES, INC.

ARTICLES SUPPLEMENTARY

SUNAMERICA FOCUSED SERIES, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in the charter of the Corporation (the “Charter”) and pursuant to the provisions of Section 2-208 of the Maryland General Corporation Law (“MGCL”), the Board of Directors of the Corporation (the “Board”), by resolutions duly adopted, reclassified shares of the authorized but unissued stock of the Corporation as follows:

SERIES AND CLASS	NUMBER OF SHARES

Focused Growth Portfolio:

Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused International Equity Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Small-Cap Value Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Technology Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Small-Cap Growth Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Growth and Income Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class Z shares	25,000,000

Focused Large-Cap Growth Portfolio:

Class A shares	50,000,000
Class B shares	50,000,000
Class C shares	50,000,000
Class Z shares	50,000,000

Focused Value Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Equity Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Class I shares	25,000,000

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income and Equity Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Fixed Income Strategy Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Dividend Strategy Portfolio:

Class A shares	50,000,000
Class B shares	25,000,000
Class C shares	25,000,000

Focused Mid-Cap Value Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

Focused Mid-Cap Growth Portfolio:

Class A shares	25,000,000
Class B shares	25,000,000
Class C shares	25,000,000
Class I shares	25,000,000

In addition to the above, the Corporation has the authority to issue 1,025,000,000 shares of stock, unclassified as to class or series.

SECOND: The aggregate number of authorized shares of stock of the Corporation is unchanged by these Articles Supplementary.

THIRD: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of stock reclassified by these Articles Supplementary are unchanged by the reclassification described herein.

FOURTH: The shares of stock of the Corporation, as described herein, have been reclassified by the Board under the authority granted to it in the Charter.

FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 5th day of February 2007.

ATTEST:	SUNAMERICA FOCUSED SERIES, INC.

Gregory N. Bressler	Vincent Marra
Secretary	President